Exhibit 10.1

AMENDMENT NO. 3 TO
LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT AND CONSENT (this “Amendment No. 3”) is entered into as of February 27, 2019, by and among Wireless Telecom Group, Inc., a New Jersey corporation (“WTG”), BOONTON ELECTRONIC CORPORATION, a New Jersey corporation (“Boonton”), MICROLAB/FXR LLC, a New Jersey limited liability company (“Microlab” and, together with WTG and Boonton, collectively, “Borrowers”), and BANK OF AMERICA, N.A. (“Lender”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

RECITALS

WHEREAS, Borrowers and Lender have entered into a Loan and Security Agreement, dated as of February 16, 2017 (as amended, restated, supplemented and otherwise modified from time to time in accordance with its provisions, the “Loan Agreement”);

WHEREAS, Borrowers have requested that Lender agree, and Lender has agreed, to amend the Loan Agreement on the terms and subject to the conditions set forth herein; and

WHEREAS, pursuant to Section 12.1.2 of the Loan Agreement, the amendments and consents requested by Borrowers must be contained in a written agreement signed by Borrowers and Lender;

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. CONFIRMATION BY BORROWERS OF OBLIGATIONS.

Borrowers hereby acknowledge, confirm and agree that, as of February 27, 2019, Borrowers are indebted to Lender for Revolver Loans in the aggregate outstanding principal amount of $1,857,567.65, the Term Loan in the aggregate outstanding principal amount of $456,000 and Letters of Credit in the aggregate outstanding face amount of $0, together with interest accrued and accruing thereon. The foregoing amounts do not include other fees, expenses and other amounts that are chargeable or otherwise reimbursable under the Loan Agreement. Borrowers do not have any rights of offset, defenses, claims or counterclaims with respect to any of the Obligations.

SECTION 2. ACKNOWLEDGMENTS.

2.1             Acknowledgment of Security Interests. Borrowers hereby acknowledge, confirm and agree that Lender, for the benefit of Secured Parties, has and shall continue to have valid, enforceable and perfected first priority Liens, subject to Permitted Liens, upon and security interests in the Collateral of Borrowers heretofore granted to Lender, for the benefit of Secured Parties, pursuant to the Loan Documents or otherwise granted to or held by Lender, for the benefit of Secured Parties, and upon and in which Lender, for the benefit of Secured Parties, presently has perfected first priority Liens and security interests.

2.2             Binding Effect of Documents. Each Borrower hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents to which it is a party has been duly executed and delivered, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of each Borrower contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of each Borrower, enforceable against it in accordance with their respective terms, and each Borrower has no valid defense to the enforcement of such obligations, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and to the effect of general principles of equity whether applied by a court of law or equity, and (c) Lender is and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and applicable law.

SECTION 3. AMENDMENTS. Effective as of the date hereof:

3.1              The definition of “EBITDA” now appearing in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“EBITDA: shall mean for any period with respect to Borrowers and their Domestic Subsidiaries on a consolidated basis, the sum of (without duplication): (a) net income (or loss) for such period; plus (b) all interest expense for such period; plus (c) all charges against income for such period for federal, state and local taxes; plus (d) depreciation expenses for such period; plus (e) amortization expenses for such period; plus (f) non-cash foreign exchange translations; plus (g) subject to clause (k) below, expenses incurred in connection with Permitted Acquisitions; plus (h) subject to clause (k) below, integration expenses incurred in connection with Permitted Acquisitions; plus (i) any non-cash adjustments (including non-cash purchase accounting adjustments), in each case as required or permitted by the application of GAAP (including purchase method of accounting for acquisitions and consolidations, changes in accounting for the amortization of goodwill and certain other intangibles and write downs of long-lived assets, provided, that, the foregoing clause (i) shall not apply to the write down or impairment of the value of Inventory or Accounts); plus (j) non-cash stock compensation expense; plus (k) merger and acquisition costs incurred in connection with Permitted Acquisitions; provided that the aggregate amount under clauses (g), (h) and (k) of this definition shall not exceed $400,000; plus (l) documented non-recurring expenses and restructuring costs, provided, that, the aggregate amount under clause (l) hereof shall not exceed $150,000 during the term of this Agreement.”

3.2              The definition of “Revolver Termination Date” now appearing in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Revolver Termination Date: March 31, 2020.”

3.3              Clause (g) of Section 10.2.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(g) Indebtedness of a Borrower that is owed to another Borrower or to Target.”

3.4              Section 10.2.5 of the Loan Agreement is hereby amended by: (i) deleting the word “and” at the end of clause (e) thereof; (ii) deleting the period at the end of clause (f) thereof and substituting therefor “; and”; and (iii) inserting at the end of such Section the following new clause (g):

“(g) investments or capital contributions by WTG in or to Target in an aggregate amount not to exceed the aggregate amount of distributions and dividends made by Target to WTG so long as (i) upon the making of any such distribution or dividend by Target, Lender shall have established a Reserve in an amount equal to the amount thereof, (ii) at the time of such investment or capital contribution, no Default or Event of Default exists or is caused thereby, and (iii) the Fixed Charge Coverage Ratio as of the last day of

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the Fiscal Quarter then most recently ended (as set forth in the Compliance Certificate delivered to Lender for such Fiscal Quarter) is equal to or greater than 1.25 to 1.0.”

3.5             Section 10.2.8 of the Loan Agreement is hereby amended by inserting at the end of such Section the following new sentence:

“Notwithstanding anything to the contrary contained herein, Borrowers shall be permitted to make payments and prepayments with respect to debt of a Borrower that is owed to Target so long as (i) upon the incurrence of such debt, Lender shall have established a Reserve in an amount equal to the original principal amount thereof, (ii) at the time of such payment or prepayment, no Default or Event of Default exists or is caused thereby, and (iii) the Fixed Charge Coverage Ratio as of the last day of the Fiscal Quarter then most recently ended (as set forth in the Compliance Certificate delivered to Lender for such Fiscal Quarter) is equal to or greater than 1.25 to 1.0.”

SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS.

Each Borrower hereby represents, warrants and covenants with and to Lender as follows:

4.1              Representations in Loan Documents. Each of the representations and warranties made by or on behalf of such Borrower to Lender in any of the Loan Documents was true and correct in all material respects when made (except for those representations and warranties that are already qualified by concepts of materiality or by express thresholds, which representations and warranties shall be true and correct in all respects) and is true and correct in all material respects on and as of the date of this Amendment with the same full force and effect as if each of such representations and warranties had been made by or on behalf of such Borrower on the date hereof and in this Amendment (other than such representations and warranties that relate solely to a specific prior date).

4.2              Binding Effect of Documents. This Amendment and the other Loan Documents have been duly executed and delivered to Lender by such Borrower and are in full force and effect, as modified hereby.

4.3              No Conflict, Etc. The execution, delivery and performance of this Amendment by such Borrower will not violate or cause a default under any applicable law or material contract of such Borrower and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues, other than Permitted Liens.

4.4              No Default or Event of Default. No Default or Event of Default exists immediately prior to the execution of this Amendment and no Default or Event of Default will exist immediately after the execution of this Amendment and the other documents, instruments and agreements executed and delivered in connection herewith.

4.5              Additional Events of Default. Any misrepresentation by such Borrower, or any failure of such Borrower to comply with the covenants, conditions and agreements contained in any Loan Document, herein or in any other document, instrument or agreement at any time executed and/or delivered by such Borrower with, to or in favor of Lender shall, subject to the terms and provisions of the Loan Agreement and the other Loan Documents, constitute an Event of Default hereunder, under the Loan Agreement and the other Loan Documents.

4.6              Certificate of Beneficial Ownership.

(a)                As of the Effective Date (as hereinafter defined), the information included in the Beneficial Ownership Certification is true and correct in all respects.

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(b)              Promptly following any request therefor, Borrowers shall provide information and documentation reasonably requested by Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws.

SECTION 5. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.

This Amendment shall become effective upon the date (the “Effective Date”) on which Lender shall have received:

(a)               this Amendment, in form and substance satisfactory to Lender in its sole discretion, duly authorized, executed and delivered by each Borrower and Lender; and

(b)               (i) an amendment fee in the amount of $10,000, which fee shall be earned in full as of the Effective Date and shall be non-refundable, and (ii) all other fees required to be paid, and all expenses for which invoices have been presented, in each case in connection with this Amendment (including reasonable fees, disbursements and other charges of counsel to Lender).

SECTION 6. PROVISIONS OF GENERAL APPLICATION.

6.1              Effect of this Amendment. Except as modified pursuant hereto, and pursuant to the other documents, instruments and agreements executed and delivered in connection herewith, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. Any Loan Document amended hereby shall be read and construed with this Amendment as one agreement.

6.2              Costs and Expenses. Borrowers absolutely and unconditionally agree to pay to Lender, on demand by Lender at any time and as often as the occasion therefor may require, whether or not all or any of the transactions contemplated by this Amendment are consummated: all reasonable fees and disbursements of any counsel to Lender in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements delivered in connection with the transactions contemplated hereby and all reasonable out-of-pocket expenses which shall at any time be incurred or sustained by Lender or its directors, officers, employees or agents as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements prepared, negotiated, executed or delivered in connection with the transactions contemplated hereby.

6.3              No Third Party Beneficiaries. The terms and provisions of this Amendment shall be for the benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this Amendment.

6.4              Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.

6.5              Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

6.6              Merger. This Amendment sets forth the entire agreement and understanding of the parties with respect to the matters set forth herein. This Amendment cannot be changed, modified, amended or terminated except in a writing executed by the party to be charged.

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6.7              Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

6.8              Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment.

6.9              Reviewed by Attorneys. Each Borrower represents and warrants to Lender that it (a) understands fully the terms of this Amendment and the consequences of the execution and delivery of this Amendment, (b) has been afforded an opportunity to have this Amendment reviewed by, and to discuss this Amendment and each document executed in connection herewith with, such attorneys and other persons as such Borrower may wish, and (c) has entered into this Amendment and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Amendment nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Amendment and the other documents executed pursuant hereto or in connection herewith.

6.10          Governing Law; Consent to Jurisdiction and Venue.

(a)                THIS AMENDMENT, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

(b)               EACH BORROWER HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER THE STATE OF NEW YORK, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY HERETO, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH BORROWER IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 12.3.1 OF THE LOAN AGREEMENT. Nothing herein shall limit the right of Lender to bring proceedings against any Obligor in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law. Nothing in this Amendment shall be deemed to preclude enforcement by Lender of any judgment or order obtained in any forum or jurisdiction.

6.11          Waivers. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER WAIVES (A) THE RIGHT TO TRIAL BY JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY PROCEEDING OR DISPUTE OF ANY KIND RELATING IN ANY WAY HERETO; (B) PRESENTMENT, DEMAND, PROTEST, NOTICE OF PRESENTMENT, DEFAULT, NON-PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY COMMERCIAL PAPER, ACCOUNTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH A BORROWER MAY IN ANY WAY

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BE LIABLE, AND HEREBY RATIFIES ANYTHING LENDER MAY DO IN THIS REGARD; (C) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF ANY COLLATERAL; (D) ANY BOND OR SECURITY THAT MIGHT BE REQUIRED BY A COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY RIGHTS OR REMEDIES; (E) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; (F) ANY CLAIM AGAINST LENDER, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) IN ANY WAY RELATING TO ANY ENFORCEMENT ACTION, OBLIGATIONS, LOAN DOCUMENTS OR TRANSACTIONS RELATING THERETO; AND (G) NOTICE OF ACCEPTANCE HEREOF. Each Borrower acknowledges that the foregoing waivers are a material inducement to Lender entering into this Amendment and that Lender are relying upon the foregoing in their dealings with Borrowers. Each Borrower has reviewed the foregoing waivers with its legal counsel and knowingly and voluntarily has waived its jury trial and other rights following consultation with legal counsel. In the event of litigation, this Amendment may be filed as a written consent to a trial by the court.

6.12          Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

WIRELESS TELECOM GROUP, INC.

By:	/s/ Michael Kandell
Name: Michael Kandell
Title: Chief Financial Officer

BOONTON ELECTRONIC CORPORATION

By:	/s/ Michael Kandell
Name: Michael Kandell
Title: Chief Financial Officer

MICROLAB/FXR LLC

By:	/s/ Michael Kandell
Name: Michael Kandell
Title: Chief Financial Officer

BANK OF AMERICA, N.A.

By:	/s/ Galina Evelson
Name: Galina Evelson
Title: Vice President